(THE BRANDYWINE FUNDS LOGO)

Managed by Friess Associates, LLC       Quarterly Report      December 31, 2005

Dear Fellow Shareholders:

  The Wall Street Journal called 2005 a "grueling, grinding year for stocks," marked by "mediocre" returns. From a slight decline in the Dow Jones Industrial Average to a small gain in the S&P 500 Index, the description was fitting for major U.S. market barometers. The Brandywine Funds held companies that navigated this environment well.

  Brandywine Fund grew 14.39 percent for the year, more than doubling returns in the Russell 3000 and Russell 3000 Growth Indexes of 6.12 and 5.17 percent. Brandywine Blue Fund grew 8.39 percent versus gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 4.91, 6.27 and 5.26 percent.

  It paid to let earnings lead the way in 2005. Companies generally considered outside the traditional "growth" camp played the most prominent role in performance. Raw materials producers such as Phelps Dodge (both Funds) and industrial product makers such as Precision Castparts (both Funds) enjoyed performance that mirrored their robust earnings growth.

  Energy holdings did the most heavy lifting for the year. A global drive to boost oil and natural gas supplies fueled demand for related equipment and services, brightening earnings prospects for Halliburton, Nabors Industries and Weatherford International (all held by both Funds), among others. Infrastructure damage wrought by hurricane Katrina then bolstered earnings potential for equipment and service holdings by adding to the workload.

  The most powerful positive force for the full year, however, was the most significant detractor in the December quarter as investors turned their attention elsewhere after energy prices retreated from September-quarter highs. As a result, the Brandywine Funds gave up some ground.

  Brandywine retraced 1.30 percent in the quarter as the Russell 3000 and Russell 3000 Growth Indexes gained 2.04 and 2.86 percent. Brandywine Blue declined 1.74 percent versus gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 2.09, 2.12 and 2.98 percent.

  Chesapeake Energy, the largest contributor to Brandywine's 2005 gains and the fifth-largest contributor to Brandywine Blue's, was the most notable negative influence for both Funds in the quarter. Although the land-based natural gas producer was well-positioned in the aftermath of hurricane season, its profit margins will likely face near-term pressure amid a rapid escalation in prices for services as providers scramble to keep up with demand. Given this and the stock's proximity to our target price, we sold Chesapeake Energy during the quarter.

  The quarter saw few share-price extremes in one direction or the other.
Stocks generally treaded water as investors tried to assess the implications of factors ranging from hurricane damage and renewed challenges for U.S. automakers to rising interest rates and a slowing housing market. Holdings from the consumer discretionary and industrial sectors couldn't get much traction in this climate.

  For example, after Jarden Corp. said in a conference call that a good deal of the cash flow necessary to meet its 2005 target would materialize later in the December quarter, some investors chose not to wait and see amid mixed reports about holiday shopping. Similar skittishness affected industrial holdings such as Precision Castparts. Investors worried that rising input costs could outstrip the company's ability to raise prices for its metal-based products despite demand trends among its aerospace customers that seem to indicate otherwise.

  Unlike recent quarters when top contributors regularly hailed from the same sectors, December-quarter standouts came from a variety of areas. Semiconductor maker Advanced Micro Devices (AMD, both Funds) performed well as the payoff from years of research and development spending began to materialize on its bottom line. AMD beat estimates with 50 percent September-quarter earnings growth. Your team sold AMD when it reached our target price during the quarter.

                                     BRANDYWINE          BRANDYWINE BLUE
  CUMULATIVE TOTAL RETURN             % CHANGE               % CHANGE
  -----------------------            ----------          ---------------
  QUARTER                               -1.30                 -1.74
  ONE YEAR                              14.39                  8.39
  FIVE YEARS                             5.78                 11.70
  TEN YEARS                            141.78                159.28
  INCEPTION                          1,205.05*<F1>           607.26**<F2>

  ANNUALIZED TOTAL RETURN
  -----------------------
  FIVE YEARS                             1.13                  2.24
  TEN YEARS                              9.23                 10.00
  INCEPTION                             13.70*<F1>            13.96**<F2>

  *<F1> 12/30/85    **<F2> 1/10/91

Performance data quoted represents past performance; past performance does
--------------------------------------------------------------------------
not guarantee future results. The investment return and principal value of
-----------------------------
an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

  Other notable contributors that both Funds shared included Adobe Systems, Emerson Electric, Target and Nabors Industries. All four companies exceeded expectations in their most recent quarter.

  For more information on holdings that influenced December-quarter performance the most, please see "Roses & Thorns" on page 4 for Brandywine and page 9 for Brandywine Blue.

  The end of 2005 leaves us three years removed from the extended bear market that introduced the new millennium. For the most part, conditions that emerged over the past three years show investor appreciation for strong individual-company fundamentals coupled with sensitivity to valuations.

  Brandywine grew 19.37 percent annualized in the three years through December, outpacing returns in the Russell 3000 and Russell 3000 Growth Indexes of 15.90 and 13.78 percent. Brandywine Blue grew at an 18.70 percent annualized rate, compared to returns in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 14.36, 15.42 and 13.23 percent.

                             THREE YEAR PERFORMANCE

               BRANDYWINE FUND                             19.37%
               RUSSELL 3000 INDEX                          15.90%
               RUSSELL 3000 GROWTH INDEX                   13.78%

               BRANDYWINE BLUE FUND                        18.70%
               RUSSELL 1000 INDEX                          15.42%
               S&P 500 INDEX                               14.39%
               RUSSELL 1000 GROWTH INDEX                   13.23%

Annualized total returns for the year ended December 31, 2005

  The beginning of a new year is a time when a lot of people in this business make predictions. We won't join them, but we see no reason to think rapid earnings growth and reasonable price-to-earnings ratios should be any less appealing to investors in the year ahead.

  Thanks for your continued confidence. Your entire Friess team joins me in sending best wishes for a great 2006!

/s/Bill D'Alonzo

Bill D'Alonzo
Brandywine Funds President                                      January 6, 2006

                      BRANDYWINE FUND CELEBRATES 20 YEARS!

  After exclusively managing separate portfolios for more than a decade, Friess Associates at the end of 1985 launched its first mutual fund to answer a relatively modest call for individual investors to utilize the firm's services. The idea was to create a way for folks involved with our clients, executives we met during our research work and Friess employees, family and friends to leverage our research efforts to grow their personal assets.

  Brandywine Fund now serves nearly 50,000 shareholders. Assets invested were just under $4 billion at the end of 2005. Performance and word of mouth have been the primary drivers of this growth.

  Your team continues to invest alongside you. All Friess employee retirement assets went into Brandywine at the start. To this day, Brandywine and its two younger siblings remain the only equity options in the Friess 401(k) plan.

  Brandywine's track record counters the argument against active management's ability to outperform the market over time, with a 13.71 percent annualized inception-to-date return versus 11.92 percent for the S&P 500 Index. A $10,000 investment on the day of Brandywine's debut now would be worth more than $130,000 before taxes on distributions and redemptions.

  We'll be working hard to build on these results in the years ahead. Thanks for your confidence and support!

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

           1.   Target Corp.                                     -1.2%
           2.   Emerson Electric Co.                             +7.2%
           3.   Oracle Corp.                                     -8.8%
           4.   Bed Bath & Beyond Inc.                           -7.0%
           5.   Allstate Corp.                                  +29.5%
           6.   Weatherford International Ltd.                  +67.2%
           7.   Precision Castparts Corp.                       +38.4%
           8.   Coventry Health Care, Inc.                      +18.8%
           9.   Harris Corp.                                     +9.0%
          10.   Analog Devices, Inc.                             +0.5%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             28%
                         S&P 500                    13%

                     FORCASTED INCREASE IN EARNINGS PER SHARE
                                   2006 VS 2005

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. DECEMBER 31,
2005

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     47.1%

                                    MID CAP
                           $2 billion to $10 billion
                                     39.3%

                                   SMALL CAP
                                below $2 billion
                                     12.5%

                                      CASH
                                      1.1%

                            TOP TEN INDUSTRY GROUPS

Communications Equipment (12.3%)
Oil & Gas Equipment & Services (9.5%)
Aerospace & Defense (7.2%)
Electricial Components & Equipment (6.2%)
General Merchandise Stores (4.9%)
Application Software (4.3%)
Systems Software (4.2%)
Steel (4.1%)
Managed Health Care (3.9%)
Home Furnishings Retail (3.9%)
All Other Industry Groups (38.4%)
Cash (1.1%)

                                BRANDYWINE FUND
                      DECEMBER QUARTER "ROSES AND THORNS"

                              $ GAIN
    BIGGEST $ WINNERS      (IN MILLIONS)   % GAIN   REASON FOR MOVE
    -----------------      -------------   ------   ---------------

     Advanced Micro
      Devices, Inc.            $23.3        13.2    September-quarter earnings jumped 50 percent, more than doubling consensus estimates. The semiconductor manufacturer continued to win new business amid favorable sales trends for personal computers and servers. Heavy research and development spending in recent years has led to strong new product launches and improved technology. Your team sold Advanced Micro when it reached our target price.

  Emerson Electric Co.         $12.0        7.2     September-quarter earnings grew 21 percent, beating estimates. Orders spiked over 15 percent as all five of Emerson's business segments experienced growth.
                                                    Particularly strong demand from oil, gas and power end-markets drove demand for the company's Process Management products. The climate technology division benefits from new environmental standards for residential air conditioning systems.

   Adobe Systems Inc.          $11.5        13.4    November-quarter earnings grew 36 percent as quarterly revenues jumped 19 percent to $510 million. Adobe continues to experience strong sales of its two leading products, Acrobat and Creative Suite 2, the latter of which is a bundled package of its graphic design software. Also, new product bundles and the potential operational efficiencies associated with its recent acquisition of MacroMedia generated positive attention.

 Nabors Industries, Ltd.       $10.4        7.0     The world's largest on-shore oil and natural gas contract driller grew
                                                    September-quarter earnings 131 percent, topping estimates by 10 percent. Strong pricing trends for land rigs were magnified when damaging hurricanes in the
                                                    Gulf of Mexico forced energy producers to ramp up land drilling to offset production declines.

      Target Corp.             $10.1        5.5     October-quarter earnings grew 36 percent, topping estimates by 9 percent. Same-
                                                    store sales trended higher as consumers embraced the discount retailer's focus on unique and stylish products at attractive price points. A growing number of private-label goods helped boost quarterly revenues to $12.2 billion, up 12 percent from a year ago.

                              $ LOSS
    BIGGEST $ LOSERS       (IN MILLIONS)   % LOSS   REASON FOR MOVE
    ----------------       ------------    ------   ---------------

    Chesapeake Energy
          Corp.                $24.6        21.4    September-quarter earnings jumped 76 percent to $0.65 per share, beating estimates. Shares of the natural-gas driller retraced due to volatility in natural gas prices. Your team sold Chesapeake during the quarter, following the sharp run up it experienced during the previous 12 months.

        CVS Corp.              $14.4        12.2    September-quarter earnings grew 36 percent, but the company lowered forward guidance due to sluggish pharmacy sales. Concerns surfaced that prescription profits would be pressured by increased mail order operators and the shift of
                                                    Medicaid and cash-paying customers to Medicare Part D. Your team sold CVS to fund an idea with greater near-term earnings visibility.

    Fisher Scientific
   International, Inc.         $12.3        8.5     Shares of the laboratory equipment maker traded lower on concerns related to missteps at competitors and their uninspiring forward guidance. Fisher grew
                                                    September-quarter earnings 23 percent, topping estimates. While twice the size of its main scientific research market competitors, Fisher has achieved higher internal growth levels as self-manufactured, higher-margin products represent
                                                    60 percent of revenues.

   Flir Systems, Inc.          $11.5        26.8    The maker of thermal imaging and infrared camera systems for the military matched September-quarter earnings estimates. Despite continuing to improve its military market position through contract wins, shares fell when management announced that one particular contract negotiation was more complicated than anticipated. Your team sold Flir to fund an idea with greater near-term visibility.

 Bed Bath & Beyond Inc.        $11.5        7.0     The retailer of domestic merchandise and home furnishings grew November-quarter earnings 13 percent. A competitor boosted its promotional activity in a bid to hit sales metrics that would trigger an acquisition and, in the process, temporarily took market share. Bed Bath & Beyond issued forward guidance that we view as too conservative based on this one-time promotional event at a competitor.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               December 31, 2005
                                  (Unaudited)

  SHARES                                             COST        VALUE (B)<F4>
  ------                                             ----        -------------

COMMON STOCKS - 98.9% (A)<F3>

CONSUMER DISCRETIONARY

             APPAREL RETAIL - 0.5%
    110,100  Charming Shoppes, Inc.             $    1,191,893  $    1,453,320
    290,400  Too Inc.                                7,876,870       8,192,184
    303,300  Volcom, Inc.                           10,249,423      10,315,233

             COMPUTER & ELECTRONICS RETAIL - 2.4%
  2,205,100  Best Buy Co., Inc.                    102,402,141      95,877,748

             DEPARTMENT STORES - 0.5%
    420,600  Kohl's Corp.                           20,574,020      20,441,160

             FOOTWEAR - 0.2%
    348,500  Wolverine World Wide, Inc.              8,384,816       7,827,310

             GENERAL MERCHANDISE STORES - 4.9%
  3,501,000  Target Corp.                          194,789,618     192,449,970

             HOME FURNISHINGS RETAIL - 3.9%
  4,223,300  Bed Bath & Beyond Inc.                164,121,051     152,672,295

             HOMEBUILDING - 0.2%
    660,600  Champion Enterprises, Inc.              9,422,413       8,997,372

             HOUSEWARES & SPECIALTIES - 1.0%
  1,343,100  Jarden Corp.                           48,914,974      40,494,465

             LEISURE PRODUCTS - 0.2%
    650,000  Callaway Golf Co.                      10,070,393       8,996,000

             RESTAURANTS - 0.1%
     74,200  Panera Bread Co.                        4,537,312       4,873,456
                                                --------------  --------------
             TOTAL CONSUMER DISCRETIONARY          582,534,924     552,590,513

             THIS SECTOR IS 5.1% BELOW YOUR FUND'S COST.

CONSUMER STAPLES

             PACKAGED FOODS & MEATS - 1.9%
  1,971,600  Dean Foods Co.                         75,975,894      74,250,456

             PERSONAL PRODUCTS - 0.1%
    201,900  Playtex Products, Inc.                  2,290,586       2,759,973
                                                --------------  --------------
             TOTAL CONSUMER STAPLES                 78,266,480      77,010,429

             THIS SECTOR IS 1.6% BELOW YOUR FUND'S COST.

ENERGY

             COAL & CONSUMABLE FUELS - 0.4%
    402,500  Foundation Coal Holdings, Inc.         14,884,756      15,295,000

             INTEGRATED OIL & GAS - 0.2%
    255,100  InterOil Corp.                          5,371,472       6,836,680

             OIL & GAS DRILLING - 3.7%
    882,000  ENSCO International Inc.               38,471,040      39,116,700
  1,098,700  Nabors Industries, Ltd.                56,595,918      83,226,525
    673,300  Todco                                  19,060,222      25,625,798

             OIL & GAS EQUIPMENT & SERVICES - 9.5%
    240,900  Basic Energy Services, Inc.             5,021,306       4,805,955
  1,697,000  Cal Dive International, Inc.           49,658,077      60,905,330
     63,400  Core Laboratories N.V.                  1,448,551       2,368,624
    380,000  Dresser-Rand Group, Inc.                8,419,236       9,188,400
  1,386,300  Halliburton Co.                        70,877,718      85,895,148
    218,900  Hornbeck Offshore Services, Inc.        7,747,346       7,158,030
    124,100  NS Group, Inc.                          4,646,986       5,188,621
    136,900  Oceaneering International, Inc.         6,682,080       6,814,882
    361,300  Oil States International, Inc.         12,880,525      11,445,984
    328,000  Stolt Offshore S.A. ADR                 2,580,008       3,824,480
    643,200  Superior Energy Services, Inc.         10,143,929      13,539,360
    225,000  TETRA Technologies, Inc.                4,143,121       6,867,000
    276,200  Veritas DGC Inc.                        6,374,439       9,802,338
  4,064,400  Weatherford International Ltd.         87,995,952     147,131,280

             OIL & GAS EXPLORATION & PRODUCTION - 0.4%
    498,000  Comstock Resources, Inc.               15,316,927      15,193,980

             OIL & GAS STORAGE & TRANSPORTATION - 0.7%
  1,605,800  OMI Corp.                              30,420,659      29,145,270
                                                --------------  --------------
             TOTAL ENERGY                          458,740,268     589,375,385

             THIS SECTOR IS 28.5% ABOVE YOUR FUND'S COST.

FINANCIALS

             ASSET MANAGEMENT & CUSTODY BANKS - 0.5%
    543,300  SEI Investments Co.                    20,749,498      20,102,100

             PROPERTY & CASUALTY INSURANCE - 3.7%
  2,729,300  Allstate Corp.                        113,967,955     147,573,251

             REINSURANCE - 1.4%
    830,600  PartnerRe Ltd.                         57,295,080      54,545,502
                                                --------------  --------------
             TOTAL FINANCIALS                      192,012,533     222,220,853

             THIS SECTOR IS 15.7% ABOVE YOUR FUND'S COST.

HEALTH CARE

             HEALTH CARE EQUIPMENT - 2.5%
  1,343,300  Beckman Coulter, Inc.                  72,905,648      76,433,770
    661,500  Cytyc Corp.                            16,704,660      18,674,145
    196,000  Symmetry Medical Inc.                   3,512,260       3,800,440

             HEALTH CARE SERVICES - 2.8%
     40,800  Medco Health Solutions, Inc.            2,239,859       2,276,640
  1,523,800  Omnicare, Inc.                         90,490,997      87,191,836
    177,700   Pediatrix Medical Group, Inc.         13,374,124      15,738,889
    202,100  Ventiv Health, Inc.                     5,278,987       4,773,602

             MANAGED HEALTH CARE - 3.9%
    356,400  CIGNA Corp.                            41,563,257      39,809,880
  2,017,250  Coventry Health Care, Inc.             96,756,377     114,902,560

             PHARMACEUTICALS - 1.0%
  1,260,700  Endo Pharmaceuticals
              Holdings Inc.                         38,075,338      38,148,782
                                                --------------  --------------
             TOTAL HEALTH CARE                     380,901,507     401,750,544

             THIS SECTOR IS 5.5% ABOVE YOUR FUND'S COST.

INDUSTRIALS

             AEROSPACE & DEFENSE - 7.2%
    525,000  Armor Holdings, Inc.                   20,278,544      22,391,250
    174,300  BE Aerospace, Inc.                      3,311,700       3,834,600
    527,200  Embraer-Empresa Brasileira de
              Aeronautica S.A. ADR                  19,572,724      20,613,520
    140,000  Esterline Technologies Corp.            5,069,554       5,206,600
  2,185,100  Goodrich Corp.                         83,650,503      89,807,610
  2,719,200  Precision Castparts Corp.             101,776,550     140,881,752

             AIRLINES - 0.6%
    604,900  Gol - Linhas Aereas
              Inteligentes S.A. ADR                 13,660,857      17,064,229
    220,000  SkyWest, Inc.                           5,361,778       5,909,200

             BUILDING PRODUCTS  - 0.2%
    176,700  NCI Building Systems, Inc.              7,048,641       7,506,216

             COMMERCIAL PRINTING - 1.6%
  1,795,100  R. R. Donnelley & Sons Co.             60,334,938      61,410,371

             CONSTRUCTION & ENGINEERING - 1.8%
    257,800  Foster Wheeler Ltd.                     7,824,178       9,481,884
  1,058,100  McDermott International, Inc.          25,330,303      47,201,841
    117,300  Washington Group
              International, Inc.                    6,043,669       6,213,381
    400,000  Williams Scotsman
              International Inc.                     6,400,000       6,924,000

             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 0.6%
    150,000  Bucyrus International, Inc.             5,007,510       7,905,000
    175,000  Manitowoc Company, Inc.                 6,859,530       8,788,500
    253,200  Wabtec Corp. d/b/a Westinghouse
              Air Brake Technologies Corp.           6,798,153       6,811,080

             DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
    142,400  Corrections Corporation
              of America                             5,422,469       6,403,728
     35,000  West Corp.                              1,403,217       1,475,250

             ELECTRICAL COMPONENTS & EQUIPMENT - 6.2%
    814,200  AMETEK, Inc.                           30,371,266      34,636,068
  2,409,100  Emerson Electric Co.                  167,911,269     179,959,770
    270,100  Roper Industries, Inc.                 10,110,280      10,671,651
    503,500  Thomas & Betts Corp.                   15,700,600      21,126,860

             ENVIRONMENTAL SERVICES & FACILITIES SERVICES - 0.3%
    364,900  Waste Connections, Inc.                12,577,832      12,574,454

             HUMAN RESOURCES & EMPLOYMENT SERVICES - 0.3%
    241,100  Manpower Inc.                          11,356,843      11,211,150

             INDUSTRIAL MACHINERY - 0.4%
     93,900  Gardner Denver Inc.                     4,241,670       4,629,270
    219,200  IDEX Corp.                              8,639,898       9,011,312

             MARINE - 0.2%
    100,000  American Commercial Lines Inc.          2,755,380       3,029,000
    409,400  Eagle Bulk Shipping Inc.                5,731,600       6,517,648

             OFFICE SERVICES & SUPPLIES - 0.1%
    154,700  Herman Miller, Inc.                     4,851,333       4,360,993

             TRADING COMPANIES & DISTRIBUTORS - 0.7%
  1,164,100  United Rentals, Inc.                   24,196,546      27,228,299
                                                --------------  --------------
             TOTAL INDUSTRIALS                     689,599,335     800,786,487

             THIS SECTOR IS 16.1% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

             APPLICATION SOFTWARE - 4.3%
  2,639,900  Adobe Systems Inc.                     86,065,589      97,570,704
    657,700  Amdocs Ltd.                            18,294,437      18,086,750
    988,100  Cognos, Inc.                           34,578,496      34,296,951
    375,700  Jack Henry & Associates, Inc.           7,037,931       7,168,356
  1,894,100  Parametric Technology Corp.            11,734,402      11,554,010
     50,000  Witness Systems, Inc.                   1,054,025         983,500

             COMMUNICATIONS EQUIPMENT - 12.3%
    849,800  Arris Group Inc.                        8,523,775       8,047,606
  3,648,400  Comverse Technology, Inc.              91,293,071      97,010,956
    461,000  Corning Inc.                            4,957,804       9,063,260
  2,911,100  L.M. Ericsson
              Telephone Co. ADR                     99,088,469     100,141,840
    820,800  Foundry Networks, Inc.                 11,580,290      11,335,248
  2,624,800  Harris Corp.                          103,574,334     112,892,648
  4,194,000  Juniper Networks, Inc.                 97,590,984      93,526,200
  1,546,600  Motorola, Inc.                         28,796,595      34,937,694
    346,000  NETGEAR, Inc.                           6,558,990       6,660,500
    312,800  Polycom, Inc.                           5,020,837       4,785,840
    275,200  SafeNet, Inc.                           9,874,268       8,866,944

             COMPUTER STORAGE & PERIPHERALS - 0.4%
    607,300  Electronics for Imaging, Inc.          16,812,658      16,160,253

             ELECTRONIC EQUIPMENT MANUFACTURERS - 0.4%
    590,100  Tektronix, Inc.                        14,158,682      16,646,721

             IT CONSULTING & OTHER SERVICES - 0.6%
    215,700  Anteon International Corp.              6,968,517      11,723,295
    233,100  CACI International Inc.                14,311,448      13,375,278

             SEMICONDUCTORS - 3.2%
  3,121,100  Analog Devices, Inc.                  111,423,848     111,953,857
    877,400  Fairchild Semiconductor
              International, Inc.                   15,708,781      14,836,834

             SYSTEMS SOFTWARE - 4.2%
    206,900  MICROS Systems, Inc.                    8,408,822       9,997,408
 12,832,600  Oracle Corp.                          171,825,223     156,686,046
                                                --------------  --------------
             TOTAL INFORMATION TECHNOLOGY          985,242,276   1,008,308,699

             THIS SECTOR IS 2.3% ABOVE YOUR FUND'S COST.

MATERIALS

             CONSTRUCTION MATERIALS - 0.4%
    290,600  Cemex S.A. de C.V. SP-ADR              14,384,700      17,241,298

             DIVERSIFIED METALS & MINING - 2.0%
    559,800  Phelps Dodge Corp.                     77,268,246      80,538,426

             STEEL - 4.1%
    379,300  Carpenter Technology Corp.             23,506,273      26,729,271
    219,400  Cleveland-Cliffs Inc.                  19,579,116      19,432,258
    508,400  Commercial Metals Co.                  14,953,207      19,085,336
  1,049,800  IPSCO, Inc.                            82,338,383      87,112,404
    280,300  Oregon Steel Mills, Inc.                7,248,016       8,246,426
                                                --------------  --------------
             TOTAL MATERIALS                       239,277,941     258,385,419
                                                --------------  --------------

             THIS SECTOR IS 8.0% ABOVE YOUR FUND'S COST.

             Total common stocks                 3,606,575,264   3,910,428,329

 PRINCIPAL
  AMOUNT
 ---------
SHORT-TERM INVESTMENTS - 2.7% (A)<F3>

             COMMERCIAL PAPER - 2.7%
$25,000,000  Morgan Stanley
              Dean Witter & Co. Inc.,
              due 1/03/06, discount of 4.43%        24,993,847      24,993,847
 81,000,000  Countrywide Financial Corp.,
              due 1/04/06, discounts
              of 4.28%-4.43%                        80,970,798      80,970,798
                                                --------------  --------------
             Total commercial paper                105,964,645     105,964,645

             VARIABLE RATE DEMAND NOTE - 0.0%
  2,150,998  U.S. Bank, N.A., 4.13%                  2,150,998       2,150,998
                                                --------------  --------------
             Total short-term investments          108,115,643     108,115,643
                                                --------------  --------------
             Total investments                  $3,714,690,907   4,018,543,972
                                                --------------
                                                --------------
             Liabilities, less cash and
              receivables (1.6%) (A)<F3>                           (65,514,227)
                                                                --------------
              NET ASSETS                                        $3,953,029,745
                                                                --------------
                                                                --------------
             Net Asset Value Per Share
             ($0.01 par value, 500,000,000
             shares authorized), offering
             and redemption price
             ($3,953,029,745 / 127,150,105
             shares outstanding)                                        $31.09
                                                                        ------
                                                                        ------

(a)<F3>   Percentages for the various classifications relate to net assets.
(b)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.
ADR - American Depository Receipts
N.V. - Netherlands Antillies Limited Liability Corp.

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

           1.   Target Corp.                                     +1.2%
           2.   Weatherford International Ltd.                  +37.5%
           3.   Emerson Electric Co.                             +6.9%
           4.   Coventry Health Care, Inc.                      +15.1%
           5.   Allstate Corp.                                   +7.7%
           6.   L. M. Ericsson Telephone Co.                     +5.2%
           7.   Bed Bath & Beyond Inc.                           -7.4%
           8.   Oracle Corp.                                     -7.9%
           9.   Adobe Systems Inc.                              +13.2%
          10.   Juniper Networks, Inc.                           -3.9%

                                  EARNINGS GROWTH

                         YOUR COMPANIES                  27%
                         S&P 500                         13%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2006 VS 2005

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. DECEMBER 31,
2005

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     78.4%

                                    MID CAP
                           $2 billion to $10 billion
                                     19.8%

                                      CASH
                                      1.8%

                            TOP TEN INDUSTRY GROUPS

Communications Equipment (12.3%)
Managed Health Care (10.8%)
Oil & Gas Equipment & Services (8.3%)
Oil & Gas Drilling (7.6%)
General Merchandise Stores (5.1%)
Electricial Components & Equipment (4.8%)
Application Software (4.8%)
Health Care Services (4.8%)
Property & Casualty Insurance (4.5%)
Home Furnishings Retail (4.3%)
All Other Industry Groups (30.9%)
Cash (1.8%)

                              BRANDYWINE BLUE FUND
                      DECEMBER QUARTER "ROSES AND THORNS"

                              $ GAIN
    BIGGEST $ WINNERS      (IN MILLIONS)   % GAIN   REASON FOR MOVE
    -----------------      -------------   ------   ---------------

     Advanced Micro
      Devices, Inc.            $6.5         10.0    September-quarter earnings jumped 50 percent, more than doubling consensus estimates. The semiconductor manufacturer continued to win new business amid favorable sales trends for personal computers and servers. Heavy research and development spending in recent years has led to strong new product launches and improved technology. Your team sold Advanced Micro when it reached our target price.

   Adobe Systems Inc.          $5.9         13.2    November-quarter earnings grew 36 percent as quarterly revenues jumped 19 percent to $510 million. Adobe continues to experience strong sales of its two leading products, Acrobat and Creative Suite 2, the latter of which is a bundled package of its graphic design software. Also, new product bundles and the potential operational efficiencies associated with its recent acquisition of MacroMedia generated positive attention.

       Weatherford
   International, Inc.         $5.0         8.1     September-quarter earnings grew 51 percent as revenues jumped 36 percent.
                                                    Incremental operating margins for the quarter indicated earnings leverage potential was much higher than previously envisioned. Customers in the Middle
                                                    East and Africa are increasing spending on the company's high-technology oil well drilling services. Also, Weatherford's recent acquisition of Precision
                                                    Drilling provides the opportunity to increase revenues per well drilled.

 Nabors Industries, Ltd.       $4.3         7.2     The world's largest on-shore oil and natural gas contract driller grew
                                                    September-quarter earnings 131 percent, topping estimates by 10 percent. Strong pricing trends for land rigs were magnified when damaging hurricanes in the
                                                    Gulf of Mexico forced energy producers to ramp up land drilling to offset production declines.

          Teva
     Pharmaceutical            $4.2         13.4    September-quarter earnings topped consensus estimates. The pharmaceutical manufacturer benefits from its market leading position in generics as plan sponsors, managed care providers and the government use generics to contain costs. Teva's portfolio of patent challenges is larger than its competitors, providing the potential for numerous licensing agreements with exclusivity terms. Your team sold Teva when shares reached our target price.

                              $ LOSS
    BIGGEST $ LOSERS       (IN MILLIONS)   % LOSS   REASON FOR MOVE
    ----------------       -------------   ------   ---------------

    Chesapeake Energy
          Corp.                $11.1        21.0    September-quarter earnings jumped 76 percent to $0.65 per share, beating estimates. Shares of the natural-gas driller retraced due to volatility in natural gas prices. Your team sold Chesapeake during the quarter, following the sharp run up it experienced during the previous 12 months.

        CVS Corp.              $6.3         13.8    September-quarter earnings grew 36 percent, but the company lowered forward guidance due to sluggish pharmacy sales. Concerns surfaced that prescription profits would be pressured by increased mail order operators and the shift of
                                                    Medicaid and cash-paying customers to Medicare Part D. Your team sold CVS to fund an idea with greater near-term earnings visibility.

      KB Home, Inc.            $5.4         13.4    November-quarter earnings grew 59 percent to $3.51 per share, beating estimates. While year-end backlog increased from year-ago levels, shares traded lower as the rate of average-home price increases slowed. Your team sold KB
                                                    Home to fund an idea with greater near-term earnings visibility.

 Bed Bath & Beyond Inc.        $4.7         7.4     The retailer of domestic merchandise and home furnishings grew November-quarter earnings 13 percent. A competitor boosted its promotional activity in a bid to hit sales metrics that would trigger an acquisition and, in the process, temporarily took market share. Bed Bath & Beyond issued forward guidance that we view as too conservative based on this one-time promotional event at a competitor.

     Halliburton Co.           $4.5         8.8     The oil-field services and construction provider retraced during the quarter following a substantial run up. September-quarter earnings grew 110 percent.
                                                    News of flat sequential international revenues concerned some investors, but we believe seasonal factors were the culprit. Industry checks indicate the positive trend in international oil-service spending continues while domestically Halliburton benefits significantly from increased pressure pumping demand and the need for additional infrastructure construction.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND
                            STATEMENT OF NET ASSETS
                               December 31, 2005
                                  (Unaudited)

  SHARES                                             COST        VALUE (B)<F6>
  ------                                             ----        -------------

COMMON STOCKS - 98.2% (A)<F5>

CONSUMER DISCRETIONARY

             COMPUTER & ELECTRONICS RETAIL - 3.4%
  1,063,200  Best Buy Co., Inc.                 $   49,445,091  $   46,227,936

             DEPARTMENT STORES - 3.1%
    634,600  J.C. Penney Company, Inc.
              (Holding Co.)                         33,843,270      35,283,760
    142,900  Kohl's Corp.                            6,990,147       6,944,940

             GENERAL MERCHANDISE STORES - 5.1%
  1,260,800  Target Corp.                           68,466,113      69,306,176

             HOME FURNISHINGS RETAIL - 4.3%
  1,621,100  Bed Bath & Beyond Inc.                 63,263,080      58,602,765
                                                --------------  --------------
             TOTAL CONSUMER DISCRETIONARY          222,007,701     216,365,577

             THIS SECTOR IS 2.5% BELOW YOUR FUND'S COST.

ENERGY

             OIL & GAS DRILLING - 7.6%
    507,100  Diamond Offshore Drilling, Inc.        35,383,832      35,273,876
    761,400  ENSCO International Inc.               33,034,738      33,768,090
    439,400  Nabors Industries, Ltd.                26,159,091      33,284,550

             OIL & GAS EQUIPMENT & SERVICES - 8.3%
    745,500  Halliburton Co.                        33,474,173      46,191,180
  1,827,200  Weatherford International Ltd.         48,108,487      66,144,640

             OIL & GAS STORAGE & TRANSPORTATION - 2.5%
  1,441,500  Williams Companies, Inc.               34,502,263      33,399,555
                                                --------------  --------------
             TOTAL ENERGY                          210,662,584     248,061,891

             THIS SECTOR IS 17.8% ABOVE YOUR FUND'S COST.

FINANCIALS

             PROPERTY & CASUALTY INSURANCE - 4.5%
  1,114,300  Allstate Corp.                         55,961,208      60,250,201
                                                --------------  --------------
             TOTAL FINANCIALS                       55,961,208      60,250,201

             THIS SECTOR IS 7.7% ABOVE YOUR FUND'S COST.

HEALTH CARE

             HEALTH CARE EQUIPMENT - 2.1%
    470,300  Fisher Scientific
               International Inc.                   28,297,471      29,092,758

             HEALTH CARE SERVICES - 4.8%
    550,000  Medco Health Solutions, Inc.           30,335,011      30,690,000
    608,100  Omnicare, Inc.                         36,037,898      34,795,482

             MANAGED HEALTH CARE - 10.8%
    383,100  Aetna Inc.                             37,503,574      36,130,161
    126,600  CIGNA Corp.                            14,744,841      14,141,220
  1,065,450  Coventry Health Care, Inc.             52,735,018      60,688,032
    561,200  UnitedHealth Group Inc.                31,012,661      34,872,968
                                                --------------  --------------
             TOTAL HEALTH CARE                     230,666,474     240,410,621

             THIS SECTOR IS 4.2% ABOVE YOUR FUND'S COST.

INDUSTRIALS

             AEROSPACE & DEFENSE - 3.5%
    501,100  Embraer-Empresa Brasileira de
              Aeronautica S.A. ADR                  18,667,548      19,593,010
    525,100  Precision Castparts Corp.              26,695,147      27,205,431

             AIR FREIGHT & LOGISTICS - 2.6%
    461,100  United Parcel Service, Inc. Cl B       35,380,733      34,651,665

             COMMERCIAL PRINTING - 2.4%
    966,200  R. R. Donnelley & Sons Co.             33,368,582      33,053,702

             ELECTRICAL COMPONENTS & EQUIPMENT - 4.8%
    869,400  Emerson Electric Co.                   60,768,592      64,944,180
                                                --------------  --------------
             TOTAL INDUSTRIALS                     174,880,602     179,447,988

             THIS SECTOR IS 2.6% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

             APPLICATION SOFTWARE - 4.8%
  1,357,100  Adobe Systems Inc.                     44,308,399      50,158,416
    548,500  Amdocs Ltd.                            15,561,408      15,083,750

             COMMUNICATIONS EQUIPMENT - 12.3%
  1,288,800  Corning Inc.                           14,281,800      25,337,808
  1,704,100  L.M. Ericsson
              Telephone Co. ADR                     55,723,182      58,621,040
  2,195,300  Juniper Networks, Inc.                 50,967,518      48,955,190
  1,503,700  Motorola, Inc.                         30,183,887      33,968,583

             SEMICONDUCTORS - 3.6%
  1,346,100  Analog Devices, Inc.                   48,972,804      48,284,607

             SYSTEMS SOFTWARE - 4.2%
  4,660,000  Oracle Corp.                           61,752,909      56,898,600
                                                --------------  --------------
             TOTAL INFORMATION TECHNOLOGY          321,751,907     337,307,994

             THIS SECTOR IS 4.8% ABOVE YOUR FUND'S COST.

MATERIALS

             CONSTRUCTION MATERIALS - 1.1%
    251,100  Cemex S.A. de C.V. SP-ADR              13,295,348      14,897,763

             DIVERSIFIED METALS & MINING - 2.4%
    227,800  Phelps Dodge Corp.                     31,488,988      32,773,586
                                                --------------  --------------
             TOTAL MATERIALS                        44,784,336      47,671,349
                                                --------------  --------------

             THIS SECTOR IS 6.4% ABOVE YOUR FUND'S COST.

             Total common stocks                 1,260,714,812   1,329,515,621

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 1.8% (A)<F5>

             COMMERCIAL PAPER - 1.6%
$22,000,000  Countrywide Financial Corp.,
              due 1/04/06, discount of 4.28%        21,992,153      21,992,153

             VARIABLE RATE DEMAND NOTE - 0.2%
  2,211,836  U.S. Bank, N.A., 4.13%                  2,211,836       2,211,836
                                                --------------  --------------
             Total short-term investments           24,203,989      24,203,989
                                                --------------  --------------
             Total investments                  $1,284,918,801   1,353,719,610
                                                --------------
                                                --------------
             Cash and receivables, less
             liabilities 0.0% (A)<F5>                                  466,740
                                                                --------------
              NET ASSETS                                        $1,354,186,350
                                                                --------------
                                                                --------------
             Net Asset Value Per Share
             ($0.01 par value, 100,000,000
             shares authorized), offering
             and redemption price
             ($1,354,186,350 / 45,789,160
             shares outstanding)                                        $29.57
                                                                        ------
                                                                        ------

(a)<F5>   Percentages for the various classifications relate to net assets.
(b)<F6> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.
ADR - American Depository Receipts

For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Investment Company Act. Accordingly, certain differences between net asset values for financial reporting and for executing shareholder transactions may arise.

DEFINITIONS AND DISCLOSURES

The Funds' objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling
1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 12/31/05, unless listed in the accompanying statements of net assets. Earnings growth rates of the Funds mentioned refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

As of December 31, 2005, the Russell 3000 Index's average annual total returns for 1, 5 and 10 years were 6.12, 1.58 and 9.20 percent; the Russell 3000 Growth Index's were 5.17, -3.15 and 6.48 percent; the Russell 1000 Index's were 6.27,
1.07 and 9.29 percent; the Russell 1000 Growth Index's were 5.26, -3.58 and 6.73 percent; and the S&P 500 Index's were 4.91, 0.54 and 9.07 percent.

CAPITAL GAINS UPDATE . . .

Brandywine Blue Fund's October 27 capital gains distribution will represent the Fund's total distribution for 2005. Gains distributed were $1.13878 per share, including $0.27770 in long-term gains and $0.86108 in short-term gains. Brandywine Blue shareholders of record as of October 26 invested through taxable accounts should expect to receive I.R.S. Form 1099 early in 2006. Brandywine Fund did not make a 2005 capital gains distribution.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                               Friess Associates
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                               Friess Associates
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                            Assurance Partners Bank
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
     (800) 656-3017         www.brandywinefunds.com         bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP

  OFFICERS: Foster Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President
    and Treasurer; David Marky, Chief Compliance Officer, Vice President and
             Assistant Secretary; and Paul Robinson, Vice President

                          Report Editor: Chris Aregood
            Report Staff: Rebecca Buswell, David Marky, Adam Rieger